Exhibit 10.2

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD BE HARMFUL IF PUBLICLY DISCLOSED. REDACTED MATERIAL IS MARKED WITH A [***].

19th November 2024

Supplement Terms

Strattners Bank SA / Ostin Technology

Group Co., Ltd.

The Sell share terms hereby constitute an extension to the original Sell Agreement between Strattners Bank SA (the “Purchaser”) and Ostin Technology Group Co., Ltd. (the “Seller”) which was executed on 18th November 2024.

The agreement states that the purchaser purchases 1,623,376 shares at a set price. However, the agreed exercise price is set at a 50% discount to the closing price calculated using 1 day VWAP of every trade date. Settlement is every Friday on which day the Seller received a wire confirmation statement representing 50% of the net proceeds of the shares sold.

The Seller will affect the issuance of shares in book entry form/brokerage account to the name of Strattners Bank SA and after receiving such a statement the purchaser will wire immediately available funds to the Seller. Purchaser shall make the payment of consideration to the Seller's Bank Account mentioned. hereunder:

Bank Name	[***]
SWIFT	[***]
Name of Account Holder	[***]
Account Number	[***]

Ostin Technology Group Co., Ltd.

Seller

/s/ Tao Ling
Tao Ling

Strattners Bank SA

Buyer

/s/ Timo Strattner
Timo Strattner